UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

Strategic Realty Trust, Inc.

(Exact name of Registrant specified in its Charter)

Maryland	000-54376	90-0413866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100

San Mateo, California, 94402

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 343-9300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Incorporation

On October 31, 2013, the board of directors of Strategic Realty Trust, Inc. (the “Company”) elected to be subject to all of the provisions of the Maryland Unsolicited Takeover Act (“MUTA”). The Company filed the related articles supplementary, which are an amendment to the Company’s charter, with the Maryland Department of Assessments and Taxation on November 4, 2013. The effect of this election is the following:

Classified Board of Directors. The board of directors is now divided into three classes: Andrew Batinovich and Anthony W. Thompson are in Class I with a term of office expiring at the Company’s 2013 annual meeting of stockholders (which is scheduled for January 10, 2014), John B. Maier II is in Class II with a term of office expiring at the Company’s 2014 annual meeting of stockholders, and Phillip I. Levin and Jeffrey S. Rogers are in Class III with a term of office expiring at the Company’s 2015 annual meeting of stockholders. Previously, all directors served one-year terms. See “Item 8.01. Other Events” below for a discussion of the reduction in the size of the board through the elimination of the Class I seat currently held by Mr. Thompson, to be effective at the 2013 annual meeting of the stockholders.

Removal of Directors. The removal of directors will now require a two-thirds vote of the stockholders. Previously, the charter required a majority vote for removal of directors. In addition, because the Company’s directors are classified, under Maryland law they may only be removed for cause.

Stockholder-Requested Meetings. Previously, the charter required the Company’s secretary to call a special meeting of the stockholders (a “Stockholder-Requested Meeting”) upon the request of the holders of ten percent of all the votes entitled to be cast at such special meeting. As a result of the election to be subject to all of the provisions of MUTA, a Stockholder-Requested Meeting will require the written request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting.

The foregoing summary of the articles supplementary is qualified in its entirety by reference to the text of the articles supplementary, which is attached as Exhibit 3.1 to this Form 8-K and is incorporated by reference into this Item 5.03.

Bylaws

On October 31, 2013, the board of directors adopted the Second Amended and Restated Bylaws, which became effective upon their adoption by the board. The amendment addresses the following:

Payment of Costs for Stockholder-Requested Meetings. The amended bylaws now specify that the secretary shall notify stockholders of a Stockholder-Requested Meeting upon the payment (by the stockholders requesting the meeting) of the costs of preparing and mailing the notice of the meeting. This added provision reflects the requirements of Section 2-502(b)(3) of the Maryland General Corporation Law (“MGCL”).

Place, Date and Time of Stockholder-Requested Meeting. The amended bylaws now provide that any Stockholder-Requested Meeting shall be held at such place, date and time as is designated by the board of directors in its sole discretion (as provided for by Section 2-502(e) of the MGCL). The amended bylaws retain the requirement that the date of the meeting be not less than 15 days nor more than 60 days after the secretary’s delivery of notice of the Stockholder-Requested Meeting.

Record Date for Stockholder-Requested Meeting. As provided for by Section 2-502(e) of the MGCL, the amended bylaws now also state that the record date for any Stockholder-Requested Meeting shall be set by the board of directors in its sole discretion.

Advance Notice of Stockholder Nominees for Annual Meeting. The bylaws include advanced notice requirements for stockholder nominations of individuals for election to the board of directors. The amended bylaws retain these requirements but add that in the event that the number of directors to be elected to the board of directors is decreased after the date that a stockholder has timely provided valid notice of director nominations, such stockholder will be permitted to amend such notice to reduce the number of directors to be nominated. Such amendment will be considered timely, but only with respect to the reduction in nominees created by such decrease, if it is delivered to the secretary at the principal executive office of the Company within 10 days following the day on which such public announcement is first made by the Company.

The foregoing summary is subject to, and qualified in its entirety by, the full text of the Second Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Form 8-K and is incorporated by reference into this Item 5.03. In addition, a marked copy of the Second Amended and Restated Bylaws indicating changes made to the Company’s bylaws as they existed immediately prior to the adoption of the Amended and Restated Bylaws is attached hereto as Exhibit 3.3 and is incorporated by reference into this Item 5.03.

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Item 8.01 Other Events.

At the meeting of the Company’s board of directors on October 31, 2013, the board took the following additional actions:

Appointment of Chairman. The board appointed John B. Maier, II as chairman of the board of directors. The previous chairman of the board, Anthony Thompson, was removed from that position in August of 2013.

Size of Board. The board of directors elected to reduce the size of the board from five to four effective at the 2013 annual meeting of stockholders by eliminating the seat currently occupied by Anthony Thompson.

At the meeting of the special committee of the board of directors on October 31, 2013, on behalf of the board of directors, the special committee took the following additional actions:

Director Nomination for 2013 Annual Meeting. The special committee nominated Andrew Batinovich for election as a Class I director at the 2013 annual meeting of stockholders.

Record Date for 2013 Annual Meeting. The special committee declared December 2, 2013 to be the record date for stockholders eligible to vote at the 2013 annual meeting of stockholders.

Corporate Secretary. The special committee appointed Andrew Batinovich to serve as corporate secretary.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Articles Supplementary
3.2	Second Amended and Restated Bylaws
3.3	Second Amended and Restated Bylaws (marked)

Important Additional Information:

SRT expects to solicit revocations of written requests pursuant to a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). Shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information. SRT, its independent directors and its executive officers are, and SRT Advisors, LLC and Glenborough, LLC may be deemed to be, participants in such solicitation. Stockholders may obtain additional information regarding such participants and their interests from the proxy statement, when it is available, and from SRT’s periodic reports filed with the SEC. The periodic reports are available, and the proxy statement and other relevant documents will be available, at no charge at the web site of the SEC at www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC REALTY TRUST, INC.

Dated: November 4, 2013	By:	/s/ Andrew Batinovich
Andrew Batinovich
Chief Executive Officer

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